SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 14, 2005

                            FNB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

Pennsylvania              33-66014                  23-2466821
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(State or other           (Commission              (IRS Employer
jurisdiction of           File Number)             Identification No.)
incorporation)

101 Lincoln Way West, McConnellsburg, Pennsylvania      17233
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(Address of principal executive offices)                (Zip Code)

                                 (717) 485-3123
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                            FNB FINANCIAL CORPORATION
                           CURRENT REPORT ON FORM 8-K

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On September 21, 2005, FNB Financial Corporation (OTCBB: FNBBD.OB) ("FNB") parent company of The First National Bank of McConnellsburg and Tower Bancorp, Inc. (OTCBB: TOBC.OB) ("Tower") parent company of The First National Bank of Greencastle executed an Agreement and Plan of Merger ("Agreement") to combine their companies (the "Merger"). A copy of the Agreement was attached as Exhibit
2.1 to the Form 8-K filed by FNB on September 22, 2005.

      The Agreement contained an election procedure provision that obligated Tower and FNB to include a copy of the Election Form (as defined in the Agreement) with the Prospectus/Proxy Statement when the Prospectus/Proxy Statement was mailed to the FNB shareholders. FNB and Tower agreed that the Exchange Agent (as defined in the Agreement) will mail the Election Form to the FNB stockholders not more than forty (40) and not less than twenty (20) business days prior to the Election Dateline (as defined in the Agreement). On December 14, 2005, FNB and Tower entered into a First Amendment to the Agreement to reflect this change in the election procedure (the "Amendment").

      The foregoing description is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 2.1.

      All other terms of the Agreement shall remain in full force and effect.

      The Merger is subject to the approval of the shareholders of FNB and the shareholders of Tower, and will be considered at separate meetings now anticipated to occur in the first quarter of calendar year 2006. The Merger remains subject to other customary conditions, including regulatory approval.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

            EXHIBITS:

            2.1 First Amendment to the Agreement and Plan of Merger, dated as of December 14, 2005, between Tower Bancorp, Inc. and FNB Financial Corporation.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                               FNB FINANCIAL CORPORATION


Date: December 19, 2005        By: /s/ John C. Duffey
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                                   By: John C. Duffey
                                   Title: President and Chief Executive Officer